Exhibit 3.14

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

Date Received		(FOR BUREAU USE ONLY)
JAN 22 1998	ADJUSTED TO AGREE WITH BUREAU RECORDS	FILED

JAN 22 1998

PH. 517-663-2525 Ref #80400		Administrator
Attn: Cheryl J. Bixby		MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
MICHIGAN RUNNER SERVICE		CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
P.O. Box 266
Eaton Rapids, MI. 48827-0266	Zip Code
EFFECTIVE DATE December 16, 1997

Ç Document will be returned to the name and address you enter above È
CERTIFICATE OF CORRECTION
For use by Corporations and Limited Liability Companies
(Please read information and instructions on last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), (the undersigned corporation or limited liability company executes the following Certificate:

1.	The name of the corporation or limited liability company is: adrian county LANDFILL, INC.

2.	The identification number assigned by the Bureau is:	1	5	7	—	7	5	7

3.	The corporation or limited liability company is formed under the laws of the State of Michigan

4.	That a Certificate of Amendment to the Articles of Incorporation

(Title of Document Being Contacted)
was filed by the Bureau on December 16, 1997 and that said document requires correction.

5.	Describe the inaccuracy or defect contained in the above named document: Article One of the Articles of
Incorporation was amended to read as follows:
The name of the Company was changed to Adrian County Landfill, Inc.

6. The document is corrected as follows:
Article One of the Articles of Incorporation is hereby amended to read as follows:
The name of the Corporation is: Adrian Landfill, Inc.

READ INSTRUCTION #7	Signed this 14th day of January, 1998
BEFORE SIGNING

By	/s/ D.W. Slager	By		By
	(Signature)		(Signature)		(Signature)

D.W. Slager, Executive Vice President
(Type or Print Name and Title)	(Type or Print Name and Title)	(Type or Print Name and Title)
SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received		(FOR BUREAU USE ONLY)
	ADJUSTED TO AGREE WITH BUREAU RECORDS	FILED

DEC 16 1997
DEC 15 1997

PH. 517-663-2525 Ref # 77580		Administrator
Attn: Cheryl J. Bixby		MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
MICHIGAN RUNNER SERVICE		CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
P.O. Box 266
Eaton Rapids, MI. 48827-0266	Code
EFFECTIVE DATE:

Ç Document will be returned to the name and address you enter above È
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Profit Corporations
(Please read information and instructions on the last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is:

Laidlaw Waste Systems (Adrian) Inc.	157-757
2. The identification number assigned by the Bureau is:

3. The location of its registered office is:

c/o The Corporation Company
30600 Telegraph Road, Bingham Farms, MI	, Michigan	48025

(Street Address)		(ZIP Code)

4. Article One of the Articles of Incorporation is hereby amended to read as follows:

The name of the Corporation is: Adrian County Landfill, Inc.

(MICHIGAN - 272 - 5/2/97)
SEAL APPEARS ONLY ON ORIGINAL

5.	(For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.
Signed this                      day of                                       &nbs p;, 19     .

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

6.	(For profit corporations, and for nonprofit corporations whose articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of December, 1997 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)
☐	at a meeting. The necessary votes were cast in favor of the amendment.

☐	by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☑	by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

Signed this 5th day of December, 1997

By	/s/ Don Slager

(Signature of President, Vice-President, Chairperson, Vice-Chairperson)

Don Slager		Executive vice president

(Type or Print Name)		(Type or Print Title)
SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)	Date Received
MAR 03 1988
FILED
MAR 07 1988
Administrator

MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Corporations
(Please read instructions and Paperwork Reduction Act notice on last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982, as amended (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is:

LAIDLAW WASTE SYSTEMS (MICHIGAN) INC.

2. The corporation Identification number (CID) assigned by the Bureau is:	1	5	7	—	7	5	7

3. The location of its registered office is: c/o The Corporation Company

615 GRISWOLD ST.	Detroit	,	Michigan	48226

(Street Address)	(City)			(Zip Code)

4.	Article one of the Articles of incorporation is hereby amended to read as follows:
The name of the corporation is
LAIDLAW WASTE SYSTEMS (ADRIAN) INC.

SEAL APPEARS ONLY ON ORIGINAL

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES: OTHERWISE, COMPLETE SECTION (b)
a. ☐	The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , In accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of director or trustees.

Signed this day of , 19

(Signatures of all incorporators; type of print name under each signature)
b. ☑	The foregoing amendment to the Articles of Incorporation was duly adopted on the 15th day of, December, 1987, The amendment: (check one of the following)
☐	was duly adopted in accordance with Section: 611(2) of the Act by the vote of the shareholder if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐	was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐	was duly adopted by the written consent of the shareholder or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented to writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of incorporation.)

☑	was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

Signed this 24th day of February, 1988

By	/s/ Leslie W. Haworth

(Signature)

Leslie W. Haworth		Vice President, Finance

(Type or Print Name)		(Type or Print Title)
SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)	Date Received
AUG 15 1985
FILED
AUG 20 1985
Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
For use by Domestic and Foreign Corporations
(Please read instructions and Paperwork Reduction Act notice on reverse side)
     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162. Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The name of the corporation is: Laidlaw Waste Systems (Michigan), Inc.

2. The corporation identification number (CID) assigned by the Bureau is:	1	5	7	—	7	5	7

3.	a. The address of the registered office as currently on file with the Bureau is:

1983 North Odgen Highway	Adrian	, Michigan	49221

(Street Address)	(City)		(Zip Code)

b. The mailing address of the registered office it different than above is:

		, Michigan

(P.O. Box)	(City)		(Zip Code)

c. The name of the resident agent as currently on file with the Bureau is: Gerald Marlowe

4.	(Complete if the address of the registered office is changed) The address of the registered office is changed to:

615 Griswold Street	Detroit	, Michigan	48226

(Street Address)	(City)		(Zip Code)
The mailing address of the registered office if different than above is:

		, Michigan

(P.O. Box)	(City)		(Zip Code)

5.	(Complete if the resident agent is changed) The name of the successor resident agent is: The Corporation Company

6.	The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7.	The above changes were authorized by resolution duly adopted by its board of directors or trustees.

Signed this 12 day of August,1985

By	/s/ Jon A. Steging

(Signature)

Jon A. Steging, Assistant Secretary

(Type or Print Name and Title)
SEAL APPEARS ONLY ON ORIGINAL

(For Use by Domestic Corporations)
CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
LENAWEE DISPOSAL SERVICE COMPANY
(Name of Corporation)
     The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972:
1. The name of the corporation is LENAWEE DISPOSAL SERVICE COMPANY

     The location of the registered office is

1982 N. Ogden Highway,	Adrian	Michigan	49221

(No. and Street)	(Town or City)		(Zip Code)
     2. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation in accordance with Subsection (2) of Section 611, Act 284, Public Acts of 1772, on the 5th day of February, 1982.
     Resolved, that Article I of the Articles of Incorporation be amended to read as follows: (Any article being amended is required to be set forth in its entirety.)
ARTICLE I
          The name of the Corporation is: Laidlaw Waste Systems (Michigan) Inc.
     3. The necessary number of shares as required by statute were voted in favor of the amendment.
Dated this 5th day of February, 1982

LENAWEE DISPOSAL SERVICE COMPANY

(Corporate Name)

BY	/s/ B. J. KILEY
(Signature)

B. J. KILEY PRESIDENT

(Type or Print Name and Title)
(MICH. — 416 — 3/9/73)
(See Instructions on Reverse Side)
SEAL APPEARS ONLY ON ORIGINAL

STATE OF MICHIGAN
CORPORATION AND SECURITIES COMMISSION
LANSING, MICHIGAN
DO NOT WRITE IN SPACE BELOW— FOR COMMISSION USE

Compared by:
Date Received:		FILED
DEC 2 1985	/s/ [ILLEGIBLE]	DEC 23 1985
Date: DEC 23 1985
	Examiner:	/s/ [ILLEGIBLE]
MICHIGAN CORPORATION AND
SECURITIES COMMISSION
ARTICLES OF INCORPORATION
These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public- Acts of 1931, as amended, as follows:
ARTICLE I.
The name of the corporation is LENAWEE DISPOSAL SERVICE COMPANY

ARTICLE II.
The purpose or purposes for which the corporation is formed are as follows:
Removal of trash and waste debris from industrial, commercial and residential locations.
In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the Laws of the State of Michigan.
ARTICLE III.
Location of the first registered office is:

629 West Adrian Street		Blissfield	Lenawee	Michigan	49228

Name	Street	(City)	(Country)		(Zip-Code)
Post office address of the first registered office is:

Post Office Box 162	Blissfield	Michigan	49228

Name and Street of P.O. Box	City		(Zip Code)
ARTICLE IV.
The name of the first resident agent is DeArle Stuckor
SEAL APPEARS ONLY ON ORIGINAL

ARTICLE V.
The total authorized capital stock is

(1)	{	Preferred shs. none	}	{	Par Value $ none	}	per share
		Common shs. 5000			Par Value $ 10.00

					{	Book Value $ none	}	per share
and/or shs. of (2)	{	Preferred none	}	no par value		Price fixed for sale $ none
		Common none			{	Book Value $ none	}	per share
Price fixed for sale $ none
     (3) A statement of all of any of the designations and the powers, preferences and rights, and the qualifications limitations or restrictions thereof is as follows:
The subscriptions for and the ownership of all snares of stock in this corporation are made and taken upon the condition that any holder of shares of stock desiring to sell the same shall first offer his stock to the corporation at his lowest price, which price shall in no case however be greater than fair market value or his highest bona fide offer at the time of giving notice to the corporation of his intent to sell whichever is the lower. The corporation shall have 15 days in which to exercise its option from the date of receiving notice of intent to sell from the shareholder. Notice of intent to sell shall be given by a registered mail letter addressed to the resident agent of the corporation at the address then listed with the Corporation and Securities Commission of the State of Michigan, and shall state to whom the sale is to be made, the price demanded from the corporation if the option is exercised and the basis for arriving at the price, and shall be signed by the stockholder. The Corporation may waive this right in advance by vote of a majority of the stock present and voting at any regular or special meeting of the shareholders, with respect to any particular transaction or Buy and Sell Agreement between the shareholders.
SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VI.
The names and places of residence or business of each of the incorporations and the number and class of shares subscribed for by each are as follows: (Statute requires one or more incorporations)

					Number of Shares
			Residence or Business Address		Par Stock		Non-Par Stock
Name	(No.)	(Street)	(City)	(State)	Common	Preferred	Common	Preferred

Hollis IKle 612 S. Lane Blissfield, Michigan					1000	X	X	X
DeArle Stucker 629 W Adrian Blissfield, Mich.					1000
ARTICLE VII.
The names and addresses of the first board of directors are as follows:
(Statute requires at least three director)

		Residence or Business Address
Name	(No.)	(Street)	(City)	(State)

Hollis Ikle	612	S. Lane Street	Blissfield,	Michigan
DeArle Stucker	629	W. Adrian Street	Blissfield,	Michigan
Merrill E. Amsler	700	Alexander Drive	Adrian,	Michigan
ARTICLE VIII.
The term of the corporate existence is perpetual.
SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IX.
OPTIONAL (Please delete Article IX if not applicable.)
Whenever a compromise or arrangement or any plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them any court of equity jurisdiction within the state of Michigan, may on the application of this corporation or of any creditor or any shareholder thereof, or on the application of any receiver or receivers appointed for this corporation, order a meeting of the creditors or class of creditors, and/or of the shareholder or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, to he summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, agree to any compromise or arrangement or to any reorganization of this corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, as the case may be and also on this corporation.
ARTICLE X.
(Here insert any desired additional provisions authorized by the Act.)
We, the incorporation, sign our names this 20th day of December 1965.
(All parties appearing under Article VI are required to sign in this space)

/s/ Hollis Ikle Hollis Ikle	/s/ DeArle Stucker DeArle Stucker

STATE OF MICHIGAN	}		(One or more of the parties signing most acknowledge
		ss.	before the Notary)
COUNTY OF Lenawee
On this 20th day of December 1965.
before me personally appeared Hollis Ikle and DeArle Stucker to me known to be the persons described in and who executed the foregoing instrument and acknowledged that they executed the same as their free act and deed.

/s/ Joyce E. Nofzinger

(Signature of Notary)

Joyce E. Nofzinger (Print or type name of Notary)

MAIL THREE SIGNED AND ACKNOWLEDGED		Notary Public for Lenawee County, State of Michigan.
COPIES TO:

Michigan Corporation & Securities Commission		My commission expires Oct 5, 1969
P. O. Box 898	Lansing, Michigan 48904	(Notarial seal required if acknowledgment taken not of state)
SEAL APPEARS ONLY ON ORIGINAL